SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 21, 2002

                         TII NETWORK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)


          1-8048                                        66-0328885
    ---------------------                    ---------------------------------
    (Commission File No.)                    (IRS Employer Identification No.)



           1385 Akron Street, Copiague, New York          11726
         ----------------------------------------       ----------
         (Address of Principal Executive Offices)       (Zip Code)


                                 (631) 789-5000
               ---------------------------------------------------
               (Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events
-------   ------------

          On June 21, 2002, the Company reacquired all of its previously outstanding Series C Convertible Redeemable Preferred Stock in exchange for $1.2 million in cash and issued a three-year warrant to purchase 750,000 shares of its common stock at an exercise price of $1.00 per share for a period of three years. A copy of the Company's press release with respect to the transaction is attached to this Report as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a)  Financial statements of business acquired:

               Not applicable.

          (b)  Pro forma financial information:

               Not applicable.

          (c)  Exhibits:

               99.1     The Company's Press Release dated June 24, 2002.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TII NETWORK TECHNOLOGIES, INC



Date: June 21, 2002                By: /s/ Kenneth A. Paladino
                                           -------------------------------------
                                           Kenneth A. Paladino,
                                           Vice President-Finance, Treasurer and
                                           Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



Exhibit
Number        Description
------        -------------------------------------------------------

99.1          The Company's Press Release dated June 24, 2002.








                                      -3-